SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  November 25, 1996

(Date of earliest event reported)

Commission File No.:  33-72966


The Prudential Home Mortgage Securities Company, Inc.

Delaware                                                    43-1490160
(State of Incorporation)                                    (I.R.S. Employer
                                                            Identification No.)

5325 Spectrum Drive
Frederick, Maryland                                                        21703
Address of principal executive offices                                (Zip Code)


(301) 846-8199
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On November 25, 1996 a distribution was made to holders of certain series of Mortgage Pass-Through Certificates that were sold by the registrant during the current year.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-1, relating to the
               November 25,1996 distribution

(EX-99.2)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-2, relating to the
               November 25,1996 distribution

(EX-99.3)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-3, relating to the
               November 25,1996 distribution

(EX-99.4)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-4, relating to the
               November 25,1996 distribution

(EX-99.5)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-5, relating to the
               November 25,1996 distribution

(EX-99.6)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-6, relating to the
               November 25,1996 distribution

(EX-99.7)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-7, relating to the
               November 25,1996 distribution

(EX-99.8)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-8, relating to the
               November 25,1996 distribution

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.

December 3, 1996        by /s/ SHERRI J. SHARPS, AS ATTORNEY-IN-FACT
                        Sherri J. Sharps
                        Vice President, Norwest Bank Minnesota, N.A.

                              INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-1, relating to the
               November 25,1996 distribution

(EX-99.2)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-2, relating to the
               November 25,1996 distribution

(EX-99.3)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-3, relating to the
               November 25,1996 distribution

(EX-99.4)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-4, relating to the
               November 25,1996 distribution

(EX-99.5)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-5, relating to the
               November 25,1996 distribution

(EX-99.6)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-6, relating to the
               November 25,1996 distribution

(EX-99.7)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-7, relating to the
               November 25,1996 distribution

(EX-99.8)      Monthly report distributed to holders of Mortgage Pass-
               Through Certificates, Series 1996-8, relating to the
               November 25,1996 distribution